                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14(a)-12

                                    GODDARD INDUSTRIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            GODDARD INDUSTRIES, INC.
                             705 PLANTATION STREET
                         WORCESTER, MASSACHUSETTS 01605
                            NOTICE OF ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS
                            TO BE HELD MARCH 8, 2002

To:  The Stockholders of
    Goddard Industries, Inc.

    Notice is hereby given that the Annual Meeting of Stockholders of Goddard Industries, Inc., a Massachusetts corporation, will be held on March 8, 2002 at 10:00 a.m. at 705 Plantation Street, Worcester, Massachusetts 01605 for the following purposes:

    1. To elect two directors to hold office until the Annual Meeting of Stockholders in 2005 and until their successors are duly elected and qualified.

    2. To approve amendments to the Corporation's 1998 Equity Incentive Plan (the "1998 Plan") to: (a) increase the number of shares of Common Stock available and reserved for issuance under the 1998 Plan from 600,000 to 1,000,000 shares; (b) provide for indemnification of directors, officers and employees in connection with the carrying out of their responsibilities with respect to the 1998 Plan; and (c) make certain technical changes.

    3. To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjournments thereof.

    Information regarding matters to be acted upon at the Annual Meeting of Stockholders is contained in the proxy statement attached to this notice.

    Only stockholders of record at the close of business on January 24, 2002 are entitled to notice of, or to vote at, the meeting or any adjournments thereof.

                                          By Order of the Board of Directors
                                          Joel M. Reck, CLERK

WORCESTER, MASSACHUSETTS
JANUARY 25, 2002

    YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE. FOR YOUR CONVENIENCE, WE HAVE PROVIDED A REPLY ENVELOPE THAT NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                            GODDARD INDUSTRIES, INC.
                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 8, 2002

    This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Goddard Industries, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on March 8, 2002 at the corporate headquarters of the Company located at 705 Plantation Street, Worcester, Massachusetts, and at any adjournment or adjournments thereof (the "Meeting"). Solicitation of proxies may be made in person or by mail, telephone or telegram by directors, officers and regular employees of the Company, for which no additional compensation will be received. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse the forwarding expense. All costs of preparing, printing, assembling and mailing the form of proxy and proxy statement will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to the stockholders on or about January 25, 2002. The principal executive offices of the Company are located at 705 Plantation Street, Worcester, Massachusetts 01605.

    Only stockholders of record at the close of business on January 24, 2002 are entitled to notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 2,560,684 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. Each share of Common Stock is entitled to one vote on all matters to come before the Meeting. Provided a quorum (consisting of a majority of the shares outstanding and entitled to vote) is present in person or by proxy at the meeting, a plurality of the votes cast for any nominee is required for election of directors, and the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve the amendments to the Company's 1998 Equity Incentive Plan (the "1998 Plan"). Under Massachusetts law and the Company's By-laws, all shares present or represented by proxy, whether they vote or abstain, will be counted as present for purposes of determining a quorum and for purposes of determining the number of shares present and entitled to vote. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote for the election of directors. For purposes of the vote on the approval of the amendments to the 1998 Plan, abstentions will have the same effect as votes against the amendments and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the outcome of the vote.

    The enclosed proxy, if executed and returned, will be voted as directed on the proxy and, in the absence of such direction, for the election of the nominees as directors, for the proposal to approve the amendments to the 1998 Plan, and in accordance with their best judgment by the proxies if any other matter shall properly come before the Meeting. The proxy may be revoked at any time prior to exercise by filing with the Clerk of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting. The Board of Directors knows of no matters, other than the election of directors and the proposal to approve the amendments to the 1998 Plan, to be presented for consideration at the Meeting.

    The Annual Report to Stockholders of the Company for the fiscal year ended September 29, 2001, including audited financial statements, is being mailed to each of the stockholders of the Company simultaneously with this proxy statement.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    At the Meeting, two directors (constituting 40% of the Board of Directors) are to be elected to serve until the 2005 annual meeting of stockholders and until their successors are duly elected and qualified. The proxy cannot be voted for a greater number of persons than two.

    The Company's Restated Articles of Organization, as amended, and By-laws provide that the Board of Directors shall be composed of three classes of directors, one class to be elected each year.

    It is the intention of the persons who are named in the accompanying form as proxies to vote for the election of Salvatore J. Vinciguerra and Dr. Jacky Knopp, Jr. to the class of directors indicated, and for the term set forth therein. In the unanticipated event that either or both of the nominees are unable to serve, the persons named as proxies will vote for such substitute, if any, as the present Board of Directors may designate or to reduce the number of directors. Directors are elected by a plurality of the votes cast for election of directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF SALVATORE J. VINCIGUERRA AND DR. JACKY KNOPP, JR.

INFORMATION AS TO OFFICERS, DIRECTORS AND BENEFICIAL OWNERS

    The following table sets forth certain information, as of December 31, 2001, with respect to the nominees, each of the directors whose term extends beyond the Meeting, each named executive officer in the Summary Compensation Table under "Executive Compensation," all executive officers and directors as a group (9 persons) and each person known to the Company to own five percent or more of the Company's Common Stock. This table is based on information furnished by such persons.

                                                                    NUMBER OF
                                                                    SHARES OF                    YEAR TERM
                                                       DIRECTOR    COMMON STOCK     PERCENT        WOULD
                                                      OR OFFICER   BENEFICIALLY        OF         EXPIRE
NAME(1)                                                 SINCE         OWNED       COMMON STOCK   AND CLASS
-------                                               ----------   ------------   ------------   ---------
Salvatore J. Vinciguerra............................     1999         502,300(2)      18.0%        2002
                                                                                                 Class 3

Dr. Jacky Knopp, Jr.................................     1972         121,000(3)       4.7%        2002
                                                                                                 Class 3

Saul I. Reck........................................     1959         338,930(4)      13.2%        2003
                                                                                                 Class 1

Lyle E. Wimmergren..................................     1978          25,000(5)       1.0%        2004
                                                                                                 Class 2

Dr. Robert E. Humphreys.............................     1997         575,950(6)      22.3%        2004
                                                                                                 Class 2

Donald R. Nelson....................................     1973         118,400(7)       4.5%         --

All executive officers and directors as a group (9         --       1,724,080         59.0%         --
  persons)..........................................

Joseph A. Lalli.....................................       --         183,550(8)       7.2%         --
6 Middlemont Way, Stow, MA

Stanley A. Goldstein and Audrey I. Goldstein........       --         117,500(9)       4.6%         --
2 No. Montgomery Ave.,
Atlantic City, NJ

--------------------------

    (1) Unless otherwise noted, each person's address is c/o Goddard Industries, Inc., 705 Plantation Street, Worcester, Massachusetts 01605, and each person identified possesses sole voting and investment power with respect to the shares set forth opposite such person's name.

    (2) Includes options exercisable within 60 days to acquire 227,500 shares held by Mr. Vinciguerra.

    (3) Includes 32,000 shares owned by Dr. Knopp's wife, as to which he disclaims beneficial ownership, and options exercisable within 60 days to acquire 20,000 shares held by Dr. Knopp.

    (4) Includes 5,250 shares held by Mr. Reck's wife, as to which he disclaims beneficial ownership, and options exercisable within 60 days to acquire 15,000 shares held by Mr. Reck.

    (5) Consists of options exercisable within 60 days to acquire 20,000 shares held by Mr. Wimmergren.

    (6) Includes 217,650 shares as to which Dr. Humphreys has sole voting and dispositive power and 240,300 shares as to which Dr. Humphreys shares voting and dispositive power by virtue of a power of attorney over the investment accounts of seven persons. Dr. Humphreys and certain other persons, acting as a group, beneficially own an aggregate of 457,950 shares. Also includes options exercisable within 60 days to acquire 20,000 shares held by Dr. Humphreys.
Dr. Humphreys' address is One Innovation Drive, Worcester, Massachusetts 01605.

    (7) Includes 19,900 shares owned jointly with Mr. Nelson's wife and options exercisable within 60 days to acquire 42,500 shares held by Mr. Nelson.

    (8) Based upon information reported in Schedule 13D, Amendment No. 6 filed with the Securities and Exchange Commission. Mr. Lalli has sole voting and dispositive power over 154,050 shares and shared voting and dispositive power with his wife over 29,500 shares.

    (9) Based upon information reported in a Schedule 13G filed with the Securities and Exchange Commission. Mr. and Mrs. Goldstein share voting and dispositive power over 117,500 shares.

    Mr. Saul I. Reck, age 83, the founder and Chairman of the Board of the Company, has served as a director since 1960 and served as President and Treasurer from 1960 until October 19, 1998.

    Dr. Jacky Knopp, Jr., age 79, has served as a director since 1972. For more than five years, he has been an account executive at the stock brokerage firm of Moors & Cabot, Inc. and its predecessors. Dr. Knopp is also Professor Emeritus of Canisius College, Buffalo, New York.

    Mr. Lyle Wimmergren, age 70, has served as a director since 1978. He is Professor Emeritus of Management at Worcester Polytechnic Institute, Worcester, Massachusetts.

    Dr. Robert Humphreys, age 59, has served as a director since 1997. Since August 1995, Dr. Humphreys has been President of Antigen Express, Inc., a biotech company focused on creating drugs for auto-immune diseases. Prior to August 1995, he was Professor and interim Chair of the Department of Pharmacology at the University of Massachusetts Medical School.

    Mr. Salvatore J. Vinciguerra, age 63, has served as a director, Chief Executive Officer, President and Treasurer of the Company since October 19, 1998. Prior to joining the Company, he served as Chief Executive Officer and director of Ferrofluidics Corporation from June 1996 until June 1998 and as its President from January 1995 until June 1996. From 1990 until 1994,
Mr. Vinciguerra served as President and Chief Executive Officer of the Weighing and Systems Group of Staveley Industries, plc., prior to which he was President and Chief Executive Officer of Weightronix, Inc, from 1990 until it was acquired by Staveley Industries in 1991. He was with Instron Corporation from 1968 until 1990, in various senior capacities, including President and Chief Operating Officer from 1985 until 1991, and with whom he spent six years in Japan as President of Instron Japan and Director of Instron's Asia/ Pacific Operations from 1976 until 1982. Mr. Vinciguerra is a member of the Board of Directors of Metrisa Corporation and Photran Corporation, a member of the Board of Directors of the Japan Society of Boston, and a Trustee of the Collaborative Laboratory Charter School of Boston.

    Mr. Kenneth E. Heyman, age 59, joined Goddard Industries, Inc. as Vice President of Finance and Controller in May 2000. Mr. Heyman was the Corporate Controller of MJ Research, Inc. from 1996 to 2000, a company manufacturing equipment and supplies in the molecular biology industry. Previously he served as controller of domestic and international manufacturing companies in industrial and biotech environments.

    Mr. Donald R. Nelson, age 66, has been Vice President of Engineering of Goddard Valve Corporation and a senior officer of Goddard Industries, Inc. since 1972. He joined Goddard Valve in

1965 as its Chief Engineer. Mr. Nelson has made many technological and safety innovations in cryogenic valves throughout his career. He is a member of the Compressed Gas Association, where he has served on numerous technical committees.

    Mr. Maxwell C. Chester, age 58, is the Managing Director of Mack Valves
Pty Ltd, a company which he sold to Goddard Industries, Inc. in November 2000. For over 25 years prior to November 2000, he owned and operated his own businesses involved in the design and erection of industrial water towers.
Mr. Chester received a Certificate of Mechanical Engineering from the University of New South Wales (presently the New South Wales Institute of Technology), and is a member of the Australian Institute of Company Directors, a Director of the Xavier College Foundation, Inc, and a Director of the Advisory Council for Children with impaired hearing.

    Mr. John S. Vandore, age 49, has been President of the Goddard Cryogenics division of Goddard Industries, Inc. since November 2001. He joined Goddard Industries, Inc. in May 2001 as Managing Director of Goddard Industries Europe in England. Prior to joining Goddard, Mr. Vandore has been associated with the valve industry in many senior capacities. In 1987, he became Managing Director of Truflo Valves ("Truflo"), a manufacturer of cryogenic ball valves for LNG, which position involved substantial exposure to the Asia Pacific market. FC(x) International acquired Truflo in 1991. In 1995, Mr. Vandore became Managing Director of Bestobell Valves, an FC(x) company specializing in cryogenic valves for air separation. From 1997 until 2000, he was Chief Executive of FC(x) North America building a specialty valve distribution business by means of acquisition.

BOARD OF DIRECTORS MEETINGS

    The Board of Directors of the Company held five meetings during the fiscal year ended September 29, 2001. Each present director attended at least 75% of the meetings of the Board of Directors and of all committees of which he was a member.

    The Board of Directors has an Audit Committee and a Compensation Committee, both composed of Dr. Knopp and Mr. Wimmergren. The Audit Committee, which met once formally with the Company's independent auditor's, Greenberg, Rosenblatt, Kull & Bitsoli, P.C., is charged with recommending to the Board of Directors retention of a firm of independent accountants and with reviewing the Company's internal audit and accounting controls, the report of the independent accountants and the financial statements of the Company. The Compensation Committee, which met three times during the last fiscal year, is responsible for recommending salary and bonus levels of officers and key employees. There is no Nominating Committee of the Board of Directors. The Board of Directors as a whole will consider nominees for director submitted to it in writing by any shareholder.

EXECUTIVE COMPENSATION

    The following table sets forth information concerning the annual compensation for the chief executive officer and each of the other most highly compensated executive officers of the Company whose annual salary and bonus, if any, exceeded $100,000 for services in all capacities to the Company during the last fiscal year (referred to as the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                         ANNUAL
                                                                      COMPENSATION
                                                                   -------------------    ALL OTHER
                     NAME AND                        FISCAL YEAR    SALARY     BONUS     COMPENSATION
                PRINCIPAL POSITION                      ENDED        ($)        ($)          ($)
                ------------------                   -----------   --------   --------   ------------
Salvatore J. Vinciguerra...........................    9/29/01     $180,000    $   --       $   --
Chief Executive Officer, President & Treasurer         9/30/00      180,000        --       15,000(1)
                                                       10/2/99      140,000    35,000       16,700(1)

Donald R. Nelson...................................    9/29/01     $108,000    $   --       $   --
Vice President of Engineering                          9/30/00      103,000     5,000        7,000(2)
                                                       10/2/99      100,000     6,500        5,000(2)

(1) Consists of payments made by the Company to Mr. Vinciguerra as a percentage of management fees received by the Company for Mr. Vinciguerra's services rendered pursuant to the terms of an agreement, which is no longer in effect, between the Company and Carr Separations, Inc.

(2) Consists of cash payments used for purchase of retirement benefits.

    During fiscal year 2001, no stock options or stock appreciation rights ("SARs") were granted to any of the named executive officers.

    The following table shows information concerning the exercise of stock options during fiscal 2001 and the fiscal year-end value of unexercised options and stock appreciation rights.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED           IN-THE-MONEY
                                    SHARES                       OPTIONS/SARS                OPTIONS/SARS
                                   ACQUIRED      VALUE            AT 9/29/01                  AT 9/29/01
                                  ON EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
NAME                                  (#)         ($)                 (#)                         ($)
----                              -----------   --------   -------------------------   -------------------------
Salvatore J. Vinciguerra........         --          --          165,000/125,000                     $--/$--
Donald R. Nelson................     10,000      $5,000            28,750/41,250                     $--/$--

    In connection with the hiring of Mr. Vinciguerra as Chief Executive Officer, President and Treasurer, the Company entered into an Employment Agreement with him dated October 19, 1998. Under the Employment Agreement, Mr. Vinciguerra is entitled to an initial base salary of $140,000 per year, plus a bonus of up to 25% of his base salary at the discretion of the Board of Directors. In addition, he was granted stock options as follows: (i) ten year incentive stock options to acquire 200,000 shares of Common Stock on October 19, 1998, which options vest 25% at the end of each of the first four years of employment, with acceleration of vesting upon the happening of certain events; (ii) ten year incentive stock options to acquire 50,000 shares of Common Stock on October 22, 1999, which options vest 25% immediately and 25% on each of the first three anniversaries of the grant of the stock options; and (iii) ten year incentive stock options to acquire 40,000 shares of Common Stock granted on May 16, 2000, which options vest 25% on each of the first four anniversaries of the grant of the stock options. Mr. Vinciguerra is entitled to six months of severance compensation upon termination of his employment by the Company other than for cause.

    In addition, the Company has entered into a Management Services Deed with Maxwell Chester and Maxwell Industrial Sales Pty Ltd ("Maxwell Industries"), an entity controlled by Mr. Chester, dated November 1, 2000. The term of this agreement is three years with an option to extend the term for a period of one year, and for additional periods of one year. Under the agreement, the Company is to pay Maxwell Industries a yearly consultancy fee of AUD $150,000 (approximately $77,000 at fiscal year end exchange rate). The agreement provides that neither Mr. Chester nor Maxwell Industries can compete with the Company in various jurisdictions and for varying time periods.

    The Company has also entered into an agreement with Mr. Heyman, its Vice President of Finance and Controller, under which Mr. Heyman is entitled to six months of severance compensation upon termination of his employment by the Company other than for cause.

COMPENSATION OF DIRECTORS

    Each director who is not also an officer or employee of the Company receives a base fee of $2,400 per year. Each director who is not also an officer or employee of the Company and who lives in the Greater Worcester area receives $500 for each Board of Directors meeting he attends. Each director who is not also an officer or employee of the Company and who lives outside the Greater Worcester area receives $750 for each such meeting, plus travel expenses to and from Worcester. No extra compensation is paid for attendance at meetings of committees. All non-employee directors as a group were paid $23,350 for services rendered during fiscal year 2001.

    The Board of Directors has a Severance Compensation Plan for certain officers and all directors in the event that there is a "change in control" of the Company not approved by the Board of Directors resulting in the termination of employment or reduction in the duties and responsibilities of the President, Vice-Presidents and Treasurer (as determined by the Board of Directors) and/or a termination of service as director of the Company. The plan provides that such President, Vice-Presidents and Treasurer will continue to receive the compensation being paid to them at the time of the termination or change in the nature of employment, for a period of five years following such termination or change, and the non-employee directors will continue to receive directors' fees of $500 or $750 per fiscal quarter, depending on whether or not the director lives in the Greater Worcester area, for such five year period. At the current rate of compensation this would entail an aggregate payment of $1,415,000 to the executive officers as a group and a payment of $50,000 to the non-employee directors as a group.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors (the "Audit Committee") is currently comprised of two of the Company's directors: Dr. Knopp and Mr. Wimmergren. Both members of the Company's Audit Committee are "independent" as such term is defined under the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee does not currently operate pursuant to a written charter, but is charged with recommending to the Board of Directors retention of a firm of independent accountants and with reviewing the Company's internal audit and accounting controls, the report of the independent accountants and the financial statements of the Company. The Audit Committee met once with the Company's independent auditors, Greenberg, Rosenblatt, Kull & Bitsoli, P.C., during fiscal year 2001.

    The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended
September 29, 2001. The Audit Committee has also discussed with Greenberg, Rosenblatt, Kull & Bitsoli, P.C. the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended. As required by Independence Standards Board Standard No. 1, as amended, "Independence Discussion with Audit Committees," the Audit Committee has received and reviewed the required written disclosures and a confirming letter from Greenberg, Rosenblatt, Kull & Bitsoli, P.C. regarding their independence, and has discussed the matter with the auditors.

    Based on its review and discussions of the foregoing, the Audit Committee has recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year

2001 be included in the Company's Annual Report on Form 10-KSB and Form 10-KSB/A for the fiscal year ended September 29, 2001. Further, the Audit Committee recommends that the Board of Directors engage Greenberg, Rosenblatt, Kull & Bitsoli, P.C. as the Company's independent auditors for the fiscal year ending September 28, 2002.

    This Audit Committee Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporated by reference all or any portion of this Proxy Statement, except to the extent that the Company specifically requests that this report be specifically incorporated by reference.

                                          Audit Committee:
                                          Dr. Jacky Knopp, Jr.
                                          Lyle E. Wimmergren

                                 PROPOSAL NO. 2
            APPROVAL OF AMENDMENTS TO THE 1998 EQUITY INCENTIVE PLAN

    On March 12, 1999, the stockholders of the Company adopted the Company's 1998 Equity Incentive Plan (the "1998 Plan"). The purposes of the 1998 Plan are to attract and retain key employees, directors, and consultants, to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company. The 1998 Plan as presently in effect is summarized below. Following that is a summary of the proposed amendments to the 1998 Plan which are being submitted to the stockholders of the Company for their approval. The full text of the 1998 Plan with proposed additions indicated by underlined text and deletions indicated by lines through the text, is attached hereto as APPENDIX A.

SUMMARY DESCRIPTION OF THE PRESENT 1998 PLAN

    Under the 1998 Plan, the Company may grant (i) incentive stock options to purchase Common Stock intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) options to purchase Common Stock that are not qualified as incentive stock options ("nonqualified stock options"), (iii) stock appreciation rights either in tandem with an option or alone and unrelated to an option ("SARs"), (iv) shares of Common Stock awarded based on achieving certain performance goals ("performance shares"), (v) awards of Common Stock, including shares of Common Stock awarded without payment therefor ("award shares"), (vi) Common Stock and other rights granted as units that are valued in whole or in part by reference to the value of the Common Stock ("stock awards") and (vii) restricted shares of Common Stock ("restricted stock"). To date, the Company has only granted incentive stock options and non-qualified stock options under the 1998 Plan.

    All employees and, in the case of awards other than incentive stock options, directors and consultants of the Company or any affiliate (as that term is defined in the 1998 Plan) capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to participate in the 1998 Plan. As of December 31, 2001, there were approximately 36 persons eligible to participate in the 1998 Plan.

    The 1998 Plan is to be administered by a committee of not less than two non-employee directors appointed by the Board of Directors of the Company (the "Committee"). The Committee serves at the pleasure of the Board of Directors which can, at its sole discretion, discharge any member of the Committee, appoint additional new members in substitution for those previously appointed and/or fill vacancies regardless of how they are caused. The Board of Directors of the Company has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the operation of the 1998 Plan and to interpret provisions of the 1998 Plan. The Board of Directors may delegate, to the extent permitted by applicable law, to the Committee the power to make awards to participants and all determinations under the 1998 Plan with respect thereto.

    As originally adopted, the 1998 Plan provided that a maximum of 300,000 shares of Common Stock would be available for issuance under the 1998 Plan. On March 17, 2000, the stockholders of the Company adopted an amendment to the 1998 Plan which increased the maximum number of shares of Common Stock which are available for issuance under the 1998 Plan from 300,000 to 600,000. As discussed below, the Board of Directors has approved, and is submitting to stockholders for their approval, a further increase to 1,000,000 shares.

    The shares of Common Stock available for issuance under the 1998 Plan are subject to adjustment for any stock dividend, recapitalization, stock split, stock combination or certain other corporate reorganizations. Shares issued may consist in whole or in part of authorized but unissued shares or treasury shares. Shares subject to an award that expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded will again be available for award under the 1998 Plan. The closing bid price of the Company's Common Stock on January 17, 2002 was $0.95.

STOCK OPTIONS

    Subject to the provisions of the 1998 Plan, the Board may award incentive stock options and nonqualified stock options and determine the number of shares to be covered by each option, the option exercise price and the conditions and limitations applicable to the exercise of the option. Each option will be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable award. The Board may provide for the automatic award of an option upon the delivery of shares to the Company in payment of an option for up to the number of shares so delivered.

    The terms and conditions of incentive stock options shall be subject to and comply with Section 422 of the Code and any regulations thereunder. No incentive stock option granted under the 1998 Plan may be granted more than ten years after the effective date of the 1998 Plan and no such option may be exercisable more than ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than ten percent of the Common Stock). Incentive stock options may be granted only to employees of the Company and are transferable by the optionee only by the laws of descent and distribution, and are exercisable only by the employee during his or her lifetime.

    Nonqualified stock options may be granted at an exercise price equal to, greater than or lesser than the fair market value of the Common Stock on the date of grant, in the discretion of the Board. Incentive stock options, however, may not be granted at less than the fair market value of the Common Stock and may be granted to holders of more than ten percent of the Common Stock only at an exercise price of at least 110% of the fair market value of the Common Stock on the date of the grant.

STOCK APPRECIATION RIGHTS

    Subject to the provisions of the 1998 Plan, the Board of Directors may award SARs in tandem with an option (at or after the award of the option) or alone and unrelated to an option. An SAR entitles the holder to receive from the Company an amount equal to the excess, if any, of the fair market value of the Common Stock over the exercise price. SARs granted in tandem with an option will terminate to the extent that the related option is exercised, and the related option will terminate to the extent that the tandem SARs are exercised.

PERFORMANCE SHARES

    The 1998 Plan authorizes the Board of Directors to grant performance shares to participants in the form of grants of shares of Common Stock. Performance shares are earned over a period of time (a performance cycle) selected by the Board from time to time. There may be more than one performance cycle in existence at any one time and the duration of the performance cycles may differ from each other. Unless otherwise determined by the Board of Directors, the payment value of the performance shares will be equal to the fair market value of the Common Stock on the date the performance shares are earned or on the date the Board determines that the performance shares have been earned. The Board will establish performance goals for each cycle for the purpose of determining the extent to which performance shares awarded for that cycle are earned. As soon as practicable after the end of a performance cycle, the Board must determine the number of performance shares which have been earned on the basis of performance in relation to the established performance goals. Payment values of earned performance shares are distributed to the participant or, if the participant has died, to the beneficiary designated by the participant.

RESTRICTED STOCK

    Subject to provisions of the 1998 Plan, the Board of Directors may grant shares of restricted stock to participants, with such restricted periods and other conditions as the Board may determine and for no cash consideration or such minimum consideration as may be required by applicable law. During the restricted period, shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board. Shares of restricted stock will be evidenced in such manner as the Board may determine. At the expiration of the restricted period, the Company will deliver the stock certificates to the participant or, if the participant has died, to the beneficiary designed by the participant.

STOCK AWARDS

    Subject to the provisions of the 1998 Plan, the Board of Directors may award stock awards, which may be designated as award shares by the Board, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Board shall determine. Shares of Common Stock awarded in connection with a stock award shall be issued for no cash consideration or such minimum consideration as may be required by law.

GENERAL PROVISIONS

    Each award shall be evidenced by a written document delivered to the participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the 1998 Plan as the Board considers necessary or advisable. Each type of award may be made alone, in addition to, or in relation to any other type of award. The terms of each type of award need not be identical and the Board need not treat participants uniformly. The Board may amend, modify or terminate any outstanding award, including substituting therefor another award, changing the date of exercise or realization and converting an incentive stock option to a nonqualified stock option, provided that the participant's consent to such action shall be required unless the Board determines that the action would not materially and adversely affect the participant.

    The Board of Directors will determine whether awards granted pursuant to the 1998 Plan are settled in whole or in part in cash, Common Stock, other securities of the Company or other property. The Board may permit a participant to defer all or any portion of a payment under the 1998 Plan. In the Board's discretion, tax obligations required to be withheld in respect of an award may be paid in whole or in part in shares of Common Stock, including shares retained from such award. The Board will determine the effect on an award of the death, disability, retirement or other termination of employment of a participant and the extent to which and period during which the participant's legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder.

    The Board in its discretion may take certain actions in order to preserve a participant's rights under an award in the event of a change in control of the Company, including providing for the acceleration of any time period relating to the exercise or realization of the award, providing for the cash purchase of the award or adjusting the terms of the award in order to reflect the change in control.

    The Board of Directors of the Company may amend, suspend or terminate the 1998 Plan or any portion thereof at any time; provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

    As of December 31, 2001, options to purchase 586,500 shares of Common Stock had been granted under the 1998 Plan, including options for the indicated number of shares to the following persons and groups: (1) Mr. Vinciguerra--290,000 options; (2) Dr. Jacky Knopp, Jr.--10,000 options;

(3) Mr. Donald Nelson--55,000 options; (4) all current executive officers as a group--470,000 options; and (5) all directors who are not executive officers as a group--40,000 options.

PROPOSED AMENDMENTS TO THE 1998 PLAN

    On December 7, 2001, the Board of Directors of the Company voted to adopt certain amendments to the 1998 Plan and to submit these amendments to the stockholders for their approval. The amendments to the 1998 Plan would:
(a) increase the number of shares of Common Stock available and reserved for issuance under the 1998 Plan from 600,000 to 1,000,000 shares; (b) provide for indemnification of the members of the corporation's Board, any committee authorized by the Board, the members of either, and the employees of the corporation, in connection with their responsibilities with respect to the 1998 Plan; (c) establish that the number of shares of Common Stock that may be the subject of awards under the 1998 Plan to any employee shall not exceed 300,000 shares during any one fiscal year; and (d) make additional changes to the 1998 Plan in order to eliminate redundancies in the 1998 Plan.

    The Board of Directors has approved, and recommended to stockholders for their approval, that Section 5(a) of the 1998 Plan be amended to increase the number of shares of Common Stock available and reserved for issuance under the 1998 Plan from 600,000 to 1,000,000 and make the other changes described herein. This increase has been proposed so that the Company can continue to: (1) reward officers and key employees having substantial management responsibilities with the opportunity to acquire a proprietary interest in the Company as an additional incentive to promote its success; and (2) encourage such employees to remain with the Company. As of December 31, 2001, options have been granted for an aggregate of 586,500 shares. Consequently, there are only 13,500 shares of Common Stock which remain available and reserved for issuance under the 1998 Plan and the Board believes that additional shares of Common Stock need to be available for issuance so that the Company can continue to provide incentives to its employees in the future.

    Current litigation trends in the United States suggests that persons who administer option plans may be exposed to liability. The Board of Directors believes that members of the Board, members of any committee authorized by the Board, and employees who have responsibilities under the 1998 Plan would be reluctant to administer the 1998 Plan unless the Company agrees to indemnify them for actions taken by them in good faith in connection with the 1998 Plan. Consequently, it has recommended the addition of Section 14(d) to the 1998 Plan.

    Under Section 162(m) of the Code as in effect on the date hereof, the deductibility of compensation in excess $1 million paid to a public corporation's executive officers is limited unless certain performance-based exemptions are satisfied. In order to preserve the deductibility of compensation amounts related to stock option exercises by certain executive officers, the Board has approved amending Section 5(a) of the 1998 Plan so that no employee receives more than 300,000 shares of Common Stock under the 1998 Plan in any one fiscal year.

    Finally, the Board has approved further changes be made to the 1998 Plan to eliminate redundancies. The Board has determined that Sections 6(c) and 6(d) of the 1998 Plan are duplicative of provisions contained in Section 11, and therefore, has deleted them.

    The affirmative vote of a majority of the votes of holders of the Common Stock present in person or by proxy at the Meeting is required to approve the amendments to the 1998 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL NO. 2.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of the Federal income tax consequences of the issuance of shares granted under the 1998 Plan, and of the issuance and exercise of options granted under the 1998 Plan, is based upon the provisions of the Code as in effect on the date of this Proxy, current regulations adopted and proposed thereunder, and existing administrative rulings and pronouncements of the Internal Revenue Service (all of which are subject to change, possibly with retroactive effect). It is not intended to be a complete discussion of all of the Federal income tax consequences of the 1998 Plan or of all of the requirements that must be met in order to qualify for the described tax treatment. In addition, because tax consequences vary, and certain exceptions to the general rules described below may be applicable, depending upon the personal circumstances of individual holders, each holder of stock, SARs, or options should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to him or her. No information is provided as to estate or gift taxes or foreign, state, or local tax laws.

    The general tax treatment of each kind of award under the 1998 Plan is as follows:

    INCENTIVE STOCK OPTIONS. An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. Under certain circumstances, however, there may be alternative minimum tax or other tax consequences, as discussed below. An option holder will recognize taxable income upon the disposition of the shares of common stock received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a "disqualifying disposition" (as defined below) will be taxable as long-term capital gain. Long-term capital gains generally are taxed at a maximum rate of 20 percent, or 18 percent for assets acquired after the year 2000 and held for more than five years.

    A "disqualifying disposition" means any disposition of shares of common stock acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the stock option was granted or within one year of the date the shares were transferred to the option holder. The use of the shares acquired pursuant to the exercise of an incentive stock option to pay the option exercise price under another incentive stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (i) the lesser of
(a) the fair market value of the shares on the date of exercise or (b) the amount realized on the disposition of the shares over (ii) the option exercise price will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the option holder's holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the option holder is not limited to the amount of gain that would be recognized in the case of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

    In general, in the year of exercise of an incentive stock option, an option holder must compute the excess of the shares' fair market value on the date of exercise over the exercise price and include this amount in the calculation of his or her alternative minimum taxable income. Because of the many adjustments that apply to the computation of the alternative minimum tax, it is not possible to predict the application of the tax to any particular option holder. However, an option holder may owe alternative minimum tax even though he or she has not disposed of the shares or otherwise received any cash with which to pay the tax. The alternative minimum tax rate is now higher than the rate applicable to long-term capital gains.

    The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the option holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided that the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

    NONQUALIFIED STOCK OPTIONS. The recipient of a nonqualified stock option generally will not recognize any taxable income at the time the stock option is granted. Upon exercise, the option holder generally will recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of common stock received on the date of exercise over the option exercise price. Upon a subsequent sale of the shares, capital gain (or loss) generally will be recognized equal to the amount by which the amount realized exceeds (or is exceeded by) the fair market value of the shares on the date of exercise. Any such capital gain or loss would be long term if the holding period for the shares were more than twelve months. Long-term capital gains generally are taxed at a maximum rate of 20 percent, or 18 percent for assets acquired after the year 2000 and held for more than five years. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

    The application of the tax rules to an option holder who receives shares that are subject to a substantial risk of forfeiture (for example, if the shares must be returned to the Company if the recipient does not work for the Company for a period of time, if any, specified in the award) are more complex. In that case, the recipient generally will not recognize income until the date that the shares are no longer subject to the substantial risk of forfeiture, unless a
Section 83(b) election (described below) is made.

    Certain option holders are subject to Section 16(b) of the Securities Exchange Act of 1934 upon their sale of shares of common stock. If an option holder is subject to Section 16(b), the date on which the fair market value of the shares is determined may similarly be postponed. The IRS regulations have not yet been amended to conform with the most recent revision to Section 16(b). However, it is generally anticipated that the date on which the fair market value of the shares is determined will be postponed to the earlier of (i) the date six months after the date the stock option was granted, or (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six month period will instead run from the option holder's most recent grant or purchase of common stock prior to his or her exercise of the stock option. On the determination date, the option holder generally will recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of common stock at that time over the option exercise price.

    Despite the general rule, in the case of a substantial risk of forfeiture, or in the case of recipients subject to Section 16(b) (if the determination date is after the date of exercise), the option holder may make an election pursuant to Section 83(b) of the Code, in which case the option holder will recognize ordinary taxable income at the time the stock option is exercised and not on the later date. In order to be effective, the Section 83(b) election must be made and filed with the IRS within 30 days after exercise.

    The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided that the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

    In the case of a nonqualified stock option, an option holder who pays the option exercise price, in whole or in part, by delivering shares of common stock already owned by him or her generally will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. However, if shares received on the exercise of an incentive stock option are used to exercise a nonqualified stock option, within the time periods that apply to a disqualifying disposition, then the rules for disqualifying dispositions, described above, will apply. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis of the shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

    STOCK AWARDS. A holder who receives fully vested shares generally will recognize ordinary income upon receipt of such shares in an amount equal to their fair market value at that time. In the case of shares that are subject to a substantial risk of forfeiture, because the Company will require that the holder return the shares to the Company if he or she does not work for the Company for a period of time specified in the grant, the holder generally will not recognize income at the time that shares subject to such risks are issued, unless he or she makes a section 83(b) election (described below).

    Absent a section 83(b) election, the holder will recognize income at the time the restrictions are removed from the shares. In such event, the holder will recognize ordinary compensation income on the date the restrictions are removed in an amount equal to the excess of the then fair market value of such shares over the purchase price that he or she paid for such shares. A holder's tax basis in the shares with respect to which restrictions are removed will be equal to the sum of the amount he or she paid for such shares plus the amount of ordinary compensation income recognized by him or her. A holder's holding period for such shares for purposes of determining whether any capital gain or loss is short term or long term will begin just after the restrictions are removed.

    A holder generally will recognize capital gain (or loss) on a sale or exchange of the shares equal to the amount by which the amount realized exceeds (or is exceeded by) his or her adjusted tax basis in the shares. The gain or loss recognized by the holder on a sale or exchange of the shares will be long-term capital gain or loss if he or she held the shares for more than one year. Long-term gains generally are taxed at a maximum rate of 20 percent, or 18 percent for assets acquired after the year 2000 and held for more than five years. The deductibility of capital losses is subject to limitation.

    If a holder makes a section 83(b) election with respect to the shares, he or she will recognize ordinary compensation income at the time the shares are issued to him or her and not when the restrictions are removed from such shares. In such event, the holder's tax basis in the shares would equal their fair market value on the date issued, and the holder's holding period for the shares would begin just after such date. However, if the holder makes a section 83(b) election and any shares are forfeited, the holder will not be entitled to recover any of the taxes paid in connection with the 83(b) election described above, nor will he or she get any capital loss.

    The advisability of making a section 83(b) election will depend on various factors and a holder's individual circumstances. Each holder is urged to consult with his or her own tax advisor regarding whether, where, and how to make a section 83(b) election. If a holder decides to do so, he or she must make a section 83(b) election no later than the thirtieth day following the issuance of the shares and, once made, such election generally would be irrevocable by the holder.

    Any distributions that the Company makes in respect of the shares will be treated as a dividend, taxable to the holder as ordinary income, to the extent it is paid out of the Company's current or accumulated earnings and profits. If the distribution exceeds the Company's current or accumulated earnings and profits, such excess will be treated first as a tax-free return of the holder's investment, up to his or her basis in the shares. Any remaining excess will be treated as capital gain.

    The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary compensation income recognized by the holder. The Company will report the income on a Form W-2 or 1099, whichever is applicable, and will recognize a deduction in such amount.

    STOCK APPRECIATION RIGHTS. A recipient of Stock Appreciation Rights generally will not be considered to recognize any income at the time a Stock Appreciation Right is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of a Stock Appreciation Right, the holder generally will recognize ordinary income equal to the sum of the amount of cash and the fair market value of any other property received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

                                 OTHER MATTERS

CERTAIN TRANSACTIONS

    On July 2, 1999, after several months of negotiations between a special committee of directors of the Company and Michael E. Reck, the son of Saul I. Reck and brother of Joel M. Reck, the Company sold the stock of Webstone Company, Inc., a subsidiary of the Company, to Michael E. Reck for a purchase price of $1,789,000. In connection with that transaction, the Company leased approximately 15,000 square feet of its building located at 705 Plantation Street, Worcester, Massachusetts to Webstone Company, Inc. for an aggregate rental of $78,000 during fiscal years 2000 and 2001. The parties terminated this lease on November 5, 2001.

    In addition, pursuant to a Sale of Business Agreement dated November 1, 2000 under which the Company acquired Mack Valves Pty Ltd, Maxwell Chester, the current Managing Director of Mack Valves Pty Ltd., is eligible to receive approximately AUD $800,000 ($396,000) in cash and AUD $422,500 ($209,000) in options to purchase up to 150,000 shares of Common Stock in the event that certain earnout targets contained in the Sale of Business Agreement are met.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The Audit Committee of the Board of Directors has selected Greenberg, Rosenblatt, Kull & Bitsoli, P.C. ("GRKB") as independent auditors for the Company for the current fiscal year. That firm and its predecessors have served in such capacity since fiscal year 1982.

    It is anticipated that a representative of GRKB will be present at the Meeting. The representative will be afforded the opportunity to make a statement and is expected to be available to respond to appropriate questions.

INDEPENDENT AUDITOR FEES

    AUDIT FEES. GRKB billed the Company an aggregate of $79,000 for professional services rendered by GRKB in connection with its audit of the Company's financial statements for the fiscal year ended September 29, 2001 and its review of the Company's quarterly reports on Form 10-QSB during fiscal 2001.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. GRKB did not render any services to the Company for financial information systems design and implementation during fiscal 2001.

    ALL OTHER FEES. GRKB billed the Company an aggregate of approximately $9,000 in connection with the Company's acquisition of Mack Valves Pty Ltd on November 1, 2000. GRKB's services consisted of auditing Mack Valves Pty Ltd.'s financial statements.

    The Audit Committee has considered whether GRKB's provision of services, other than services rendered in connection with the audit of the Company's annual financial statements, is compatible with maintaining GRKB's independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended
September 29, 2001, except that in January 2002, Mr. Maxwell C. Chester filed a Form 5 reflecting that he became an executive officer of the Company in fiscal 2001.

OTHER MATTERS TO BE ACTED UPON

    The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such matters. However, if any other matters shall properly come before the Meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the Annual Meeting in 2003 and included in the Company's proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company on or before September 24, 2002 and should be addressed to Salvatore J. Vinciguerra, President, Goddard Industries, Inc., 705 Plantation Street, Worcester, Massachusetts 01605. Notice of Shareholder proposals intended to be presented at the Company's 2003 Annual Meeting which are submitted outside of the processes of Rule 14a-8 will be considered untimely if received by the Company after December 11, 2002. The proxy solicited by the Company's Board of Directors with respect to that meeting may grant discretionary authority to vote on matters submitted in an untimely proposal.

ANNUAL REPORT AND FORM 10-KSB/A

    ADDITIONAL COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED SEPTEMBER 29, 2001 AND COPIES OF THE ANNUAL REPORT OF THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB/A FOR THAT FISCAL YEAR ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO LUCY
J. RYBACKI AT THE COMPANY AT 705 PLANTATION STREET, WORCESTER, MASSACHUSETTS 01605.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

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                                                                      APPENDIX A

                            GODDARD INDUSTRIES, INC.
                           1998 EQUITY INCENTIVE PLAN

Section 1.  PURPOSE

    The purpose of the Goddard Industries, Inc. 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees, directors and consultants to provide an incentive for them to assist the Company to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

Section 2.  DEFINITIONS

    (a) "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

    (b) "Award" means any Option, Stock Appreciation Right, Performance or Award Share, or Restricted Stock awarded under the Plan.

    (c) "Award Share" means a share of Common Stock awarded to an employee without payment therefor.

    (d) "Board" means the Board of Directors of the Company.

    (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (f) "Committee" means a committee of not less than two non-employee directors appointed by the Board to administer the Plan or, alternatively, if the Board so determines, the whole Board of Directors.

    (g) "Common Stock" or "Stock" means the Common Stock, par value $.01 per share, of the Company.

    (h) "Company" means Goddard Industries, Inc., a Massachusetts corporation.

    (i) "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

    (j) "Fair Market Value" means the fair market value as determined in accordance with Section 13.

    (k) "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

    (l) "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

    (m) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

    (n) "Participant" means a person selected by the Board to receive an Award under the Plan.

    (o) "Performance Cycle" or "Cycle" means the period of time selected by the Board during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

    (p) "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under
       Section 8.

    (q) "Restricted Period" means the period of time selected by the Board during which an award of Restricted Stock may be forfeited to the Company.

    (r) "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

    (s) "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

    (t) "Stock Unit" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.

Section 3.  ADMINISTRATION

    (a) The Plan shall be administered by the Committee. The Committee shall serve at the pleasure of the Board, which may from time to time appoint additional members of the Committee, remove members and appoint new members in substitution for those previously appointed, and fill vacancies however caused. Except where the Plan is administered by the entire Board of Directors, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee, except that where grants are being made to one or more members of the Committee, a member who is the subject of a grant being presented to that meeting shall count toward the quorum but may not vote on any grant at that meeting, and a majority of the members eligible to vote shall be sufficient for any action. The Committee may act by unanimous written consent in lieu of a meeting.

    (b) Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons eligible under Section 4; (ii) select those persons to whom Awards shall be granted under the Plan;
       (iii) determine the number of shares covered by and the form of the Awards to be granted; (iv) determine the time or times when Awards shall be granted; (v) establish the terms and conditions upon which Options may be exercised or Awards vested, including exercise in conjunction with other awards made or compensation paid; (vi) alter any restrictions or conditions upon any Awards; and (vii) adopt rules and regulations, establish, define and/or interpret any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

Section 4.  ELIGIBILITY

    All employees and, in the case of Awards other than Incentive Stock Options, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

Section 5.  STOCK AVAILABLE FOR AWARDS

    (a) Subject to adjustment under subsection (b), Awards may be made under the Plan to acquire not in excess of 1,000,000 shares of Company Common Stock. Subject to adjustment, the maximum aggregate number of shares of Company Common Stock that may be the subject of Awards under this Plan to any employee shall not exceed 300,000 shares during any one fiscal year. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

    (b) In the event that the Board determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering of rights to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, provided that the number of shares subject to any Award shall always be a whole number. In addition, if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award.

Section 6.  STOCK OPTIONS

    (a) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

    (b) The Board shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options.

    (c) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

    (d) In the case of Incentive Stock Options the following additional conditions shall apply:

    (i) Such options shall be granted only to employees of the Company, and shall not be granted to any person who owns stock that possesses more than ten percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as those terms are defined in section 422(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), unless, at the time of such grant, the exercise price of such option is at least 110% of the fair market value of the stock that is subject to such option and the option shall not be exercisable more than five years after the date of grant;

    (ii) Such options shall not be granted more than ten years from the date hereof and shall not be exercisable more than ten years from the date of grant;

   (iii) Such options shall, by their terms, be transferable by the optionee only by will or the laws of descent and distribution, and shall be exercisable only by such employee during his lifetime.

Section 7.  STOCK APPRECIATION RIGHTS

    Subject to the provisions of the Plan, the Board may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised.

Section 8.  PERFORMANCE SHARES

    (a) Subject to the provisions of the Plan, the Board may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Board, on the date the Board determines that the Performance Shares have been earned.

    (b) The Board shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Board may from time to time select. During any Cycle, the Board may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Board may determine.

    (c) As soon as practicable after the end of a Performance Cycle, the Board shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Board shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9.  RESTRICTED STOCK

    (a) Subject to the provisions of the Plan, the Board may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

    (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

Section 10.  STOCK UNITS

    (a) Subject to the provisions of the Plan, the Board may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Board shall determine.

    (b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law. Such shares of Common Stock may be designated as Award Shares by the Board.

Section 11.  EXERCISE OF OPTIONS; PAYMENT

    (a) Options may be exercised in whole or in part at such time and in such manner as the Committee may determine and as shall be prescribed in the written agreement with each holder.

    (b) The purchase price of shares of Stock upon exercise of an Option shall be paid by the Option holder in full upon exercise and may be paid as the Committee may determine in its sole discretion in any combination of:
       (i) cash or check payable to the order of the Company; (ii) property valued at Fair Market Value; (iii) delivery of a promissory note;
       (iv) delivery of shares of Common Stock (valued at Fair Market Value at the date of purchase of the Common Stock subject to the Option); or
       (v) such other means as the Committee may permit.

    (c) With the consent of the Committee, payment of the exercise price may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate such arrangements, the Company may enter into agreements for coordinating procedures with one or more securities brokerage firms. The date of delivery of such exercise notices shall be deemed the date of exercise.

    (d) The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable, including making the Common Stock issued upon exercise subject to restrictions on vesting or transferability, or to risk of forfeiture, upon the happening of such events as the Committee may determine, any of which may be accelerated or waived in the Committee's sole discretion.

    (e) No shares of Common Stock shall be issued upon exercise of any Option under this Plan until full payment in the form approved by the Committee has been made and all other legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Committee.

Section 12.  GENERAL PROVISIONS APPLICABLE TO AWARDS

    (a) DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

    (b) BOARD DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

    (c) SETTLEMENT. The Board shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Board may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

    (d) DIVIDENDS AND CASH AWARDS. In the discretion of the Board, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and
       (ii) cash payments in lieu of or in addition to an Award.

    (e) TERMINATION OF EMPLOYMENT. The Board shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

    (f) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Board in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Board to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Board may consider equitable and in the best interests of the Company.

    (g) WITHHOLDING. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

    (h) FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

    (i) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 13.  FAIR MARKET VALUE

    (a) If the Common Stock is then traded on any national securities exchange or automated quotation system which has sale price reporting, the Fair Market Value of the Common Stock shall be the mean between the high and low sales prices, if any, on such exchange or system on the date as of which Fair Market Value is being determined or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after that date in accordance with applicable regulations under the Code.

    (b) If the Common Stock is then traded on an exchange or system which does not have sale price reporting, the Fair Market Value of the Common Stock shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported for such the date as of which Fair Market Value is being determined, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after such date in accordance with applicable regulations under the Code.

    (c) With respect to Common Stock if it is not publicly traded and with respect to any other property, the Fair Market Value of such property shall be determined in good faith by the Committee or in the manner otherwise provided by the Committee from time to time.

Section 14.  MISCELLANEOUS

    (a) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

    (b) NO RIGHTS AS SHAREHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

    (c) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

    (d) INDEMNITY. Neither the Board nor the Committee, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

    (e) EFFECTIVE DATE OF PLAN. The effective date of this Plan shall be the date of adoption by the Board of Directors. If the Plan is subject to the approval of the stockholders under subsection (f) below, upon such approval it shall be effective as of the date of adoption by the Board of Directors. If prior to such approval the Committee grants Awards under the Plan of a type that require stockholder approval, upon such approval such Awards shall be effective as of the date of grant.

    (f) STOCKHOLDER APPROVAL. The adoption of this Plan, or any amendment hereto, shall be subject to approval by stockholders only to the extent required by (i) the Code, (ii) the rules under Section 16 of the Securities Exchange Act of 1934, (iii) rules of any stock exchange or over-the-counter stock market, or (iv) as otherwise required by law. Any such approval shall be obtained within the time required by such law or rule. Any stockholder approval of this Plan or any amendment so required shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders, unless a greater vote is required by state law, or the law or rule requiring stockholder approval, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent in lieu of meeting to the extent permitted by applicable state law.

    (g) AMENDMENT OF PLAN. The Board of Directors of the Company may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part; provided, however, that the Board of Directors may not modify the Plan in a manner requiring the approval of stockholders under subsection (f) above unless such approval is obtained to the extent required.

    (h) TERM OF PLAN. This Plan shall terminate ten years from the date of adoption by the Board of Directors, and no Award shall be granted under this Plan thereafter, but such termination shall not affect the validity of Awards granted prior to the date of termination.

    Dates of Approval by Board of Directors: September 14, 1998, October 22, 1999 and December 7, 2001.

    Dates of Approval by Stockholders: March 12, 1999, March 17, 2000 and
            , 2002.

PROXY                       GODDARD INDUSTRIES, INC.                       PROXY

    The undersigned hereby appoints Mr. Saul I. Reck and Dr. Robert E. Humphreys, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Goddard Industries, Inc. to be held on March 8, 2002 and at any adjournment or adjournments thereof, with all power which the undersigned may be entitled to vote at said meeting upon the following proposals more fully described in the notice of and proxy statement for the meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

1.   Election of Directors
     To elect to serve as director until the year 2005: Salvatore J. Vinciguerra and Dr. Jacky Knopp, Jr.
     / /      FOR the nominees
     / /      WITHHOLD AUTHORITY on the following nominees: ___________________________________________________
2.   Amendments to the Company's 1998 Equity Incentive Plan
     / /      FOR the amendments         / /      AGAINST the amendments     / /      ABSTAIN

(PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED IN FAVOR OF THE PROPOSAL.

                                                       Dated: _____________________________________ , 2002

                                                       ---------------------------------------------------
                                                       Signature(s)

                                                       ---------------------------------------------------
                                                       (SIGNATURES SHOULD BE THE SAME AS THE NAME PRINTED
                                                       HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES,
                                                       GUARDIANS, ATTORNEYS AND OFFICERS OF CORPORATIONS
                                                       SHOULD ADD THEIR TITLES WHEN SIGNING.)